DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Strategic Governments Income, Inc. For its annual reporting period ended November 30, 1996, your Fund produced a total return of 9.41% per share.* Income dividends of $.750 per share were paid, which is equivalent to a distribution rate per share of 8.00%.**
THE ECONOMY
    For much of 1996, many investors were fearful that inflation would begin to accelerate and that the rising commodity prices and tightening labor markets would be the catalysts that could lead to increasing inflation. The tightening labor market was of particular concern earlier in the year because of the robust rate of new job growth at that time. More specifically, the March non-farm payroll release showing an increase of 705,000 was the first sign. In fact, that increase also began the bear market for bonds that lasted until approximately mid July. However, during the summer, the pace of job creation slowed, reducing the likelihood that the tightening employment market would lead to inflation-inducing wage increases. About 150,000 jobs per month over the past three months have been added to the employment rolls compared to an average rate of over 250,000 during the spring and early summer months. The unemployment rate has declined all year (the rate is now at 5.2%, near a seven-year low), yet wages have only increased moderately.
The Employment Cost Index, a broad measure of wage and benefit growth, has risen a modest 2.8% over the past year, about the same as the year before when the Index increased 2.7%. During the summer the economy's growth rate also slowed by more than half of its 4.7% growth rate in the second quarter.
    Many investors believe that inflation will remain subdued for the foreseeable future. Commodity prices have decreased significantly since July. The Consumer Price Index continues to show an inflation level at an annual rate of 3%, while the Producer Price Index shows scant evidence of price pressures in the production pipeline. The Federal Reserve Board (the "Fed") has held short-term interest rates steady since January, when it reduced its Federal Funds target rate to 5.25% from 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) However, the market, specifically shorter maturities, continues to price with the anticipation of tightening by the Fed. In fact, future rates across most of the developed countries are anticipating the next interest rate move to be a tightening one.
    With both low unemployment and low inflation, measures of consumer confidence remain high. The Index of Leading Economic Indicators, an index compiled by the Conference Board (a private economic research group), has reached record high levels. Retail sales are beginning to show signs of moderate expansion after having slowed over the summer when consumers paid off more credit card debt than they borrowed. On the production side of the economy, output from the nation's factories has slowed somewhat from its pace earlier in the year. With a capacity utilization rate of 83.3% as of November 30, 1996, there appears to be little indication of any production bottlenecks that could lead to shortages and higher prices.
    The probability of the European Monetary Union coming to fruition is greater now than when we began 1996. Without going into the politics or viability of such an agreement we are focusing on what impact this could have on the Fund. As the countries move towards their 1999 goal of one currency, we believe that investment opportunities should present themselves.
MARKET ENVIRONMENT
    As we mentioned, the market continues to price with anticipation of higher interest rates. This can be seen by the spread between two-year
Treasury notes and the Federal Funds rate. The two-year note retains a 50+ basis-point spread to Fed Funds. Mr. Greenspan recently spoke about what he believed to be speculative bubbles, in an apparent attempt to have the market address them. He has also been helped by foreign demand for Treasuries. As foreigners continue to buy Treasuries in record amounts, the Fed could keep policy tight. If the supply/demand ratio were to change, with foreigners buying less, the Fed might move to counteract that, or at least consider that risk in their policy decisions.
    Generally, this type of uncertainty has caused the front end of the Treasury curve (demand for shorter maturities) to perform better relative to longer maturities. The biggest surprise to the market, global and domestic, would be if world growth fails to pick up. Currently the Organization for Economic Cooperation & Development is forecasting rate rises in a number of countries. As we mentioned before, this outlook can be seen in the forward rate markets. The Fed (as well as other central banks whose forward markets are pricing with the prospect of higher interest rates) could surprise everyone by doing nothing.
THE PORTFOLIO
    The portfolio has been positioned with a more positive outlook for rates at the beginning of 1997. The allocation to foreign government securities is close to the portfolio maximum of 50%. We currently intend to hold these foreign positions (a strategy that worked out well for us in 1996 when the fund had an excess distribution due to our currency strategy) and hedge them back to dollars as the opportunity arises.
    Emerging market exposure is currently about 8% of total assets, and we are anticipating keeping that allocation static at this time. Our belief is that although a substantial spread tightening has occurred, there is still room for further tightening.
    At present, there are no plans to hold any U.S. dollar denominated corporate issue debt. We believe that spreads between corporate debt and government debt are too tight, and corporate securities do not appear favorable in the risk/reward equation.
                              Very truly yours,
                          [Gerald E. Thunelius signature logo]
                              Gerald E. Thunelius
                              Portfolio Manager
December 20, 1996
New York, N.Y.

* Total return is based on net asset value and includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
SELECTED INFORMATION                                                                          NOVEMBER 30, 1996 (UNAUDITED)
Market Price per share November 30, 1996............................                    $9 3\8
Shares Outstanding November 30, 1996................................                14,640,617
New York Stock Exchange Ticker Symbol...............................                       DSI

MARKET PRICE (NEW YORK STOCK EXCHANGE)
                                                          Fiscal Year Ended
                                                          November 30, 1996
                         ________________________________________________________________________________________________
                               Quarter                  Quarter                  Quarter                  Quarter
                                Ended                    Ended                    Ended                    Ended
                          February 29, 1996           May 31, 1996           August 31, 1996         November 30, 1996
                         ____________________    ____________________        ____________________    ____________________
High                              $9 1\2                  $9 1\2                   $9 1\4                   $9 3\8
Low                                9 1\8                   8 3\4                    8 3\4                    9
Close                              9 3\8                   9                        9 1\4                    9 3\8

PERCENTAGE GAIN based on change in Market Price*
June 24, 1988 (commencement of operations) through November 30, 1996..................                    69.37%
December 1, 1991 through November 30, 1996............................................                    27.04
December 1, 1995 through November 30, 1996............................................                    11.37
March 1, 1996 through November 30, 1996...............................................                     6.28
June 1, 1996 through November 30, 1996................................................                     8.48
September 1, 1996 through November 30, 1996...........................................                     3.43
NET ASSET VALUE PER SHARE
            June 24, 1988 (commencement of operations)..............                  $ 11.11
            November 30, 1995.......................................                    10.66
            February 29, 1996.......................................                    10.49
            May 31, 1996............................................                    10.30
            August 31, 1996.........................................                    10.32
            November 30, 1996.......................................                    10.76
PERCENTAGE GAIN based on change in Net Asset Value*
June 24, 1988 (commencement of operations) through November 30, 1996..................                   109.97%
December 1, 1991 through November 30, 1996............................................                    48.09
December 1, 1995 through November 30, 1996............................................                     9.41
March 1, 1996 through November 30, 1996...............................................                     9.02
June 1, 1996 through November 30, 1996................................................                     8.79
September 1, 1996 through November 30, 1996...........................................                     6.40
*With dividends reinvested.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS                                                                                 NOVEMBER 30, 1996
                                                                                                     Principal
Bonds and Notes-93.8%                                                                                  Amount            Value
                                                                                                       _______           ______
  Banking and Finance-5.4%           American International Group,
                                       Bonds, 11.70%, 2001..................                    $    1,980,198 (a)  $ 2,363,861
                                     Banco Nacional de Obras y Servicios Publicos,
                                       S.N.C. (Banobras), Notes, 9 5/8%, 2003                        1,000,000        1,006,250
                                     Credit Local de France,
                                       Bonds, 9 5/8%, 2000..................                           741,565 (b)      855,580
                                     General Electric Capital,
                                       Deb., 7%, 2000.......................                           383,730 (c)      428,626
                                     KfW International Finance,
                                       Gtd. Bonds, 6%, 1999.................                         1,316,945 (d)    1,507,902
                                     Societe Nationale des Chemins de fer Francais,
                                       Sr. Bonds, 5 1/4%, 2005..............                         2,302,379 (c)    2,460,093
                                                                                                                        _______
                                                                                                                     8,622,312
                                                                                                                        _______
  Collateralized Mortgage
    Obligation-.7%                   GMAC Commercial Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C1, Cl.D, 7.73%, 2006......                          1,000,000       1,034,375
                                                                                                                        _______
  Foreign/
    Governmental-42.0%               Argentinian Government Securities;
                                       Republic of Argentina, Global Bonds,
                                         11%, 2006.............................                      2,000,000        2,086,250
                                     Austrian Government Securities;
                                       Republic of Austria, Deb.:
                                          6 1/4%, 2003..........................                     3,687,445 (d)    4,646,181
                                          7 1/4%, 2007..........................                     6,501,951 (e)    7,168,401
                                     Belgian Government Securities;
                                       Belgium Kingdom Bonds,
                                          9%, 2003..............................                     1,892,744 (f)    2,273,943
                                     British Government Securities;
                                       United Kingdom Gilt Edged Securities:
                                          10 1/2%, 1999.........................                       841,000 (g)      909,331
                                           9 1/2%, 2005..........................                    1,177,400 (g)    1,335,245
                                           9%, 2011..............................                    1,345,600 (g)    1,516,323
                                     Canadian Government Securities;
                                       Canada Government Bonds:
                                           9 3/4%, 2000..........................                    1,483,129 (b)    1,753,059
                                           8 3/4%, 2005..........................                    1,483,129 (b)    1,776,211
                                     Colombian Government Securities;
                                       Republic of Colombia,
                                       Notes, 7 1/4%, 2004.......................                    5,000,000        4,938,645
                                     Ecuadorian Government Securities;
                                       Republic of Ecuador, Discount Bonds,
                                           6 1/2%, 2025..........................                      500,000 (h)      349,375
                                     French Government Securities;
                                       France O.A.T., Deb.:
                                          10%, 2000..........................                        1,435,681 (i)    1,698,411
                                           8 1/2%, 2003..........................                    2,488,515 (i)    2,953,618
                                               8 1/2%, 2023..........................                1,818,530 (i)    2,274,253

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        NOVEMBER 30, 1996
                                                                                                       Principal
Bonds and Notes (continued)                                                                            Amount          Value
                                                                                                       _______           ______
                Foreign/
          Governmental (continued)  German Government Securities:
                                       Bundesrepublik Deutschland,
                                       Bonds, 9%, 2000...........................               $    3,901,170 (e)   $4,531,209
                                       German Unity Bonds,
                                           8 3/4%, 2001..........................                    4,551,365 (e)    5,318,270
                                     Irish Government Securities;
                                     Republic of Ireland, Deb.,
                                               7 3/8%, 2002......................                    1,534,919 (c)    1,816,577
                                     Mexican Government Securities;
                                       United Mexican States, Global Bonds:
                                           9 3/4%, 2001..........................                    1,000,000        1,037,500
                                          11 3/8%, 2016..........................                    2,000,000        2,070,000
                                          11 1/2%, 2026..........................                    1,500,000        1,573,500
                                     Spanish Government Securities;
                                       Spain Government, Deb.:
                                          12 1/4%, 2000..........................                    3,087,611 (j)    3,647,086
                                          10.30%, 2002...........................                    3,087,611 (j)    3,641,886
                                          10%, 2005..............................                    3,087,611 (j)    3,696,661
                                     Swedish Government Securities;
                                       Sweden Government, Deb.,
                                           6%, 2005..............................                    3,273,810 (k)    3,100,920
                                                                                                                        _______
                                                                                                                     66,112,855
                                                                                                                        _______
  Foreign/
    Supranational-5.1%               European Investment Bank, Notes:
                                          12 3/4%, 2000........................                      2,640,264 (a)    3,102,310
                                          12.20%, 2003.........................                      3,960,396 (a)    4,930,693
                                                                                                                        _______
                                                                                                                     8,033,003
                                                                                                                        _______
  U.S. Government
    Agencies-12.9%                   Federal Home Loan Mortgage Corp.,
                                       REMIC Trust, Pass-Through Ctfs.
                                       (Collateralized by FHLMC Pass-Through Ctfs.),
                                       Ser. 1611, Cl. L, 7%, 2023
                                       (Interest Only Obligation)...........                                (l)       2,192,500
                                     Federal National Mortgage Association:
                                       7.13%, 1/1/2012......................                         2,000,000 (m)    2,025,000
                                       8%, 12/1/2025........................                         1,938,844        1,995,187
                                       Gtd. REMIC Pass-Through Ctfs.,
                                           Ser. 1988-16, Cl. B.,
                                           9 1/2%, 6/25/2018.....................                    5,273,526        5,639,298
                                     Government National Mortgage Association I:
                                           7 1/2%, 10/15/2023...................                     3,384,197        3,455,028
                                          10%, 5/15/1998.......................                         34,894           37,065
                                     U.S. Government Gtd. Development, Participation Ctfs.
                                       (Gtd. by U.S. Small Business Administration),
                                       Ser. 1996-20K, 6.95%, 11/1/2016......                         5,000,000        5,052,750
                                                                                                                        _______
                                                                                                                     20,396,828
                                                                                                                        _______

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 NOVEMBER 30, 1996
                                                                                                      Principal
Bonds and Notes (continued)                                                                             Amount          Value
                                                                                                       _______           ______
  U.S. Government-27.7%              U.S. Treasury Bonds:
                                       11 5/8%, 11/15/2004..................                    $    7,000,000 (n)  $ 9,446,453
                                       6 1/2%, 10/15/2006...................                        30,650,000       31,639,443
                                     U.S. Treasury Notes,
                                       6 1/4%, 10/31/2001...................                         2,450,000        2,494,344
                                                                                                                        _______
                                                                                                                     43,580,240
                                                                                                                        _______
                                     TOTAL BONDS AND NOTES
                                       (cost $144,117,645)..................                                       $147,779,613
                                                                                                                        =======
Short-Term Investments-.7%
  Foreign Treasury Bills;            Republic of Mexico (Cetes),
                                       32%, 2/13/1997
                                       (cost $1,090,221)....................                    $    1,101,173 (o)  $ 1,019,686
                                                                                                                        =======
TOTAL INVESTMENTS (cost $145,207,866).......................................                             94.5%     $148,799,299
                                                                                                          ====          =======
CASH AND RECEIVABLES (NET)..................................................                              5.5%    $   8,727,947
                                                                                                          ====          =======
NET ASSETS..................................................................                            100.0%     $157,527,246
                                                                                                          ====          =======

Notes to Statement of Investments:
  (a)      Denominated in Italian Lire.
  (b)      Denominated in Canadian Dollars.
  (c)      Denominated in Swiss Francs.
  (d)      Denominated in Japanese Yen.
  (e)      Denominated in German Deutsche Marks.
  (f)      Denominated in Belgian Francs.
  (g)      Denominated in British Pounds.
  (h)      Variable rate security-interest rate subject to periodic change.
  (i)      Denominated in French Francs.
  (j)      Denominated in Spanish Pesetas.
  (k)      Denominated in Swedish Krona.
  (l)      Notional face $5,000,000.
  (m)      Purchased on a foward commitment basis.
  (n) Partially held by the custodian in a segregated account as collateral for open Financial Futures positions.
  (o)      Denominated in Mexican Pesos.

STATEMENT OF FINANCIAL FUTURES                                                                NOVEMBER 30, 1996
                                                                         Market Value                      Unrealized
                                                          Number of        Covered                        Appreciation
Financial Futures Purchased                               Contracts     by Contracts      Expiration      at 11/30/96
__________________________                              ____________   _____________     _____________  _____________
Italian Government 10yr bond.................                 17          $2,896,576    December `96        $312,316
United Kingdom 15yr Gilt.....................                  7             652,632    March `97              5,703
Swiss Government 10yr bond...................                  3             282,320    December `96           7,276
                                                                                                               _____
                                                                                                            $325,295
                                                                                                               =====

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                       NOVEMBER 30, 1996
                                                                                                   Cost               Value
                                                                                             ______________        ______________
ASSETS:                          Investments in securities-See Statement of Investments        $145,207,866         $148,799,299
                                 Receivable for investment securities sold..                                           23,419,864
                                 Interest receivable........................                                            3,656,656
                                 Net unrealized appreciation on
                                       forward currency exchange contracts-Note 3(a)                                      944,414
                                 Receivable for futures variation margin-Note 3(a)                                        325,295
                                 Prepaid expenses...........................                                               22,938
                                                                                                                          _______
                                                                                                                      177,168,466
                                                                                                                          _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             89,426
                                 Payable for investment securities purchased                                           19,283,010
                                 Accrued expenses...........................                                              268,784
                                                                                                                          _______
                                                                                                                       19,641,220
                                                                                                                          _______
NET ASSETS..................................................................                                         $157,527,246
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital-Note 4.....................                                         $161,164,920
                                 Accumulated distributions in excess of
                                 .......................        investment income-net                                    (140,794)
                                 Accumulated net realized gain (loss) on investments and
                                 ...............        foreign currency transactions                                  (8,358,022)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions
                                 (including $325,295 net unrealized appreciation
                                 .............        on financial futures)-Note 3(b)                                   4,861,142
                                                                                                                          _______
NET ASSETS..................................................................                                         $157,527,246
                                                                                                                          =======
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                           14,640,617
NET ASSET VALUE per share...................................................                                               $10.76
                                                                                                                           =======





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF OPERATIONS                                                                       YEAR ENDED NOVEMBER 30, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $11,965,161
EXPENSES:                        Management fee-Note 2(a)...................                   $  1,072,096
                                 Shareholders' reports......................                         70,705
                                 Directors' fees and expenses-Note 2(b).....                         55,734
                                 Professional fees..........................                         53,883
                                 Shareholder servicing costs................                         47,165
                                 Custodian fees.............................                         42,151
                                 Registration fees..........................                         24,108
                                 Miscellaneous..............................                         15,486
                                                                                                    _______
                                       Total Expenses.......................                                         1,381,328
                                                                                                                       _______
INVESTMENT INCOME-NET.......................................................                                        10,583,833
                                                                                                                       _______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments and foreign currency
                                     transactions (including options transactions)           $      (47,913)
                                 Net realized gain (loss) on financial futures                     (666,100)
                                 Net realized gain (loss) on forward
                                     currency exchange contracts............                      2,025,355
                                                                                                    _______
                                       Net Realized Gain (Loss).............                                         1,311,342
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions (including $325,295
                                     net unrealized appreciation on financial futures)                                 529,921
                                                                                                                       _______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         1,841,263
                                                                                                                       _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $12,425,096
                                                                                                                       =======








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended             Year Ended
                                                                                      November 30, 1996      November 30, 1995
                                                                                     ____________________  ____________________
OPERATIONS:
    Investment income-net..............................................                     $  10,583,833        $  11,337,503
    Net realized gain (loss) on investments............................                         1,311,342           (1,479,776)
    Net unrealized appreciation (depreciation) on investments..........                           529,921           13,433,969
                                                                                                  _______              _______
      Net Increase (Decrease) in Net Assets Resulting from Operations..                        12,425,096           23,291,696
                                                                                                  _______              _______
DISTRIBUTIONS TO SHAREHOLDERS:
    From investment income-net.........................................                       (10,839,669)         (11,313,830)
    In excess of investment income-net.................................                          (140,794)            (183,158)
                                                                                                  _______              _______
      Total Distributions..............................................                       (10,980,463)         (11,496,988)
                                                                                                  _______              _______
CAPITAL STOCK TRANSACTIONS:
    Cost of Treasury Stock acquired-Note 4.............................                              -                (875,728)
                                                                                                  _______              _______
          Total Increase (Decrease) in Net Assets......................                         1,444,633           10,918,980
NET ASSETS:
    Beginning of Period................................................                       156,082,613          145,163,633
                                                                                                  _______              _______
    End of Period......................................................                      $157,527,246         $156,082,613
                                                                                                  =======              =======
Distributions in excess of investment income-net.......................                   $      (140,794)     $      (183,158)
                                                                                                  _______              _______

                                                                                                  Shares               Shares
                                                                                                  _______              _______
CAPITAL SHARE TRANSACTIONS:
    Shares of Treasury Stock acquired..................................                              -                (97,300)
                                                                                                  =======              =======






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                                               Six Months Ended
                                               Year Ended November 30,            November 30,            Year Ended May 31,
                                              __________________________   ______________________   ______________________________
PER SHARE DATA:                                     1996      1995                  1994(1)           1994         1993      1992
                                                     ___       ___                   ___               ___          ___       ___
    Net asset value, beginning of period          $10.66   $  9.85                $10.30            $11.03       $11.06    $10.92
                                                     ___       ___                   ___               ___          ___       ___
    Investment Operations:
    Investment income-net............                .72(2)    .71                   .42               .89          .95      1.01
    Net realized and unrealized gain (loss)
      on investments.................                .13(2)    .82                  (.44)             (.70)         .02       .19
                                                     ___       ___                   ___               ___          ___       ___
    Total from Investment Operations.                .85(2)   1.53                  (.02)              .19          .97      1.20
                                                     ___       ___                   ___               ___          ___       ___
    Distributions:
    Dividends from investment income-net            (.74)     (.71)                 (.28)             (.92)        (.91)    (1.03)
    Dividends in excess of
      investment  income-net..........              (.01)     (.01)                    -                 -            -         -
    Dividends from net realized gain
      on investments.................                 -          -                     -                 -         (.09)     (.03)
    Dividends from paid-in capital...                 -          -                  (.15)                -            -         -
                                                     ___       ___                   ___               ___          ___       ___
    Total Distributions..............              (.75)      (.72)                 (.43)             (.92)       (1.00)    (1.06)
                                                     ___       ___                   ___               ___          ___       ___
    Net asset value, end of period...             $10.76    $10.66               $  9.85            $10.30       $11.03    $11.06
                                                     ===       ===                   ===               ===          ===       ===
    Market Value, end of period......           $  9 3\8   $ 9 1\8             $   9 1\8            $10.00      $11 1\2   $11 1\2
                                                     ===       ===                   ===               ===          ===       ===
TOTAL INVESTMENT RETURN(3)...........              11.37%     8.80%                (8.98%)(4)        (5.23%)       9.36%    13.83%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets          .90%      .94%                  .92%(4)           .89%         .88%      .88%
    Ratio of net investment income
      to average net assets..........               6.91%     7.56%                 8.28%(4)          8.18%        8.57%     9.18%
    Portfolio Turnover Rate..........             328.37%    91.27%                65.21%(5)         22.76%       43.00%    56.29%
    Net Assets, end of period (000's Omitted)   $157,527  $156,083                $145,164         $154,140     $164,174 $163,197
(1)    The Fund changed its fiscal year end from May 31 to November 30.
(2)    Based on average shares outstanding.
(3)    Calculated based on Market Value.
(4)    Annualized.
(5)    Not annualized.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Governments Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). S.A.M. Finance, S.A. serves as the Fund's sub-investment adviser.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures, but excluding domestic-debt securities) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    Most domestic-debt securities (excluding short-term investments) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Domestic-debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other domestic-debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are carried at amortized cost, which approximates value.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and net short-term realized capital gain are normally declared and paid monthly. Dividends from net long-term realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.
    On November 27, 1996, the Board of Directors declared a cash dividend of $.135 per share from investment income-net, payable on December 27, 1996 to shareholders of record as of the close of business on December 12, 1996.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $8,313,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $768,000 of the carryover expires in fiscal 2001, $6,651,000 expires in fiscal 2002, $18,000 expires in fiscal 2003 and $876,000 expires in fiscal 2004.
    As of November 30, 1996, the Fund reclassified certain components of net assets. The reclassifications resulted in a net decrease to accumulated distributions in excess of investment income-net and an increase in accumulated net realized losses on investments and foreign currency transactions of $414,411. This reclassification was the result of permanent book to tax differences, primarily from foreign currency transactions. In addition, the Fund reclassified $24,583 from paid-in capital to undistributed investment income-net. Net assets were not affected by the reclassifications.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly.
    Pursuant to a Sub-Investment advisory Agreement between the Manager and S.A.M. Finance, S.A., the sub-advisory fee is computed at the annual rate of
 .20 of 1% of the value of the Fund's average weekly net assets and is payable monthly by the Manager.
    The Fund compensates Mellon, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $27,137 for the period ended November 30, 1996.
    (b) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and options transactions, during the period ended November 30, 1996, amounted to $478,698,348 and $481,959,907, respectively.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    In addition, the following summarizes open forward currency exchange contracts at November 30, 1996:
                                                           Foreign                                         Unrealized
                                                           Currency                                       Appreciation
Forward Currency Sales Contracts                            Amount         Proceeds          Value      (Depreciation)
________________________________                       ________________  _______________  _______________  _______________

    Belgian Francs, expiring 12/13/96........             72,000,000     $  2,329,343     $  2,272,727      $   56,616
    British Pounds, expiring 12/13/96........              2,000,000        3,106,400        3,363,600        (257,200)
    Canadian Dollars, expiring 12/13/96......              2,200,000        1,608,540        1,632,653         (24,113)
    French Francs, expiring 12/13/96.........             37,000,000        7,208,260        7,086,765         121,495
    German Deutsche Marks, expiring 12/13/96.             26,500,000       17,672,557       17,240,258         432,299
    Italian Lire, expiring 12/13/96..........         16,000,000,000       10,430,928       10,554,438        (123,510)
    Japanese Yen, expiring 12/13/96..........            715,000,000        6,565,657        6,286,267         279,390
    Spanish Pesetas, expiring 12/13/96.......          1,400,000,000       10,926,403       10,800,802         125,601
    Swedish Krona, expiring 12/13/96.........             20,000,000        3,012,956        2,977,342          35,614
    Swiss Francs, expiring 12/13/96..........              6,200,000        5,061,224        4,763,002         298,222
                                                                                                                 _____
                                                                                                             $ 944,414
                                                                                                                 =====

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    In addition, the following table summarizes the Fund's call/put options written for the period ended November 30, 1996:

                                                                                                 Options Terminated
                                                                                            ____________________________
                                                                                Net
                                                            Number of         Premiums                   Realized
                                                            Contracts         Received        Cost         Gain
                                                           ____________    ____________  ____________  ___________
    OPTIONS WRITTEN:
    Contracts outstanding November 30, 1995.....                -         $          -
    Contracts written...........................               950             700,781
                                                                __               _____
                                                               950             700,781
                                                                __               _____
    Contracts terminated:
      Closed....................................               750              547,656      $216,406    $331,250
      Expired...................................               200              153,125         -         153,125
                                                                __                _____         _____       _____
          Total contracts terminated............               950              700,781      $216,406    $484,375
                                                                __                _____         =====       =====
    Contracts outstanding November 30, 1996.....                 _         $          -
                                                                ==                =====

    The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.
    As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates. At November 30, 1996, there were no call options written outstanding.
    As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates. At November 30, 1996, there were no put options written outstanding.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at November 30, 1996, and their related unrealized appreciation are set forth in the Statement of Financial Futures.
    (b) At November 30, 1996, accumulated net unrealized appreciation on investments, financial futures and forward currency exchange contracts was $4,861,142, consisting of $6,600,949 gross unrealized appreciation and $1,739,807 gross unrealized depreciation.
    At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-OTHER MATTERS:
    Fund shares traded at an average discount of more than 10% from their net asset value for the 12-week period ended December 31, 1996. In accordance with the Fund's Prospectus for its initial public offering, under such circumstances the Fund will submit a proposal to shareholders to convert the Fund from a closed-end to an open-end fund at its next annual shareholder meeting.


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Strategic Governments Income, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Governments Income, Inc., including the statements of investments and financial futures, as of November 30, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Governments Income, Inc., at November 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
January 8, 1997


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
    The Fund generally distributes net investment income and any net realized short-term capital gains monthly, and net realized long-term capital gains at least annually.
    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has Fund shares registered in his own name will have all distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the Fund's Common Stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy shares of the Fund's Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A shareholder who owns Fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer or other nominee in additional shares of the Fund if such service is provided by the broker/dealer or other nominee; otherwise such distributions will be treated like any other cash dividend.
    A shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., P.O. Box 750, Pittsburgh, Pennsylvania 15230, Attention: Dividend Reinvestment, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.
    A Plan participant who has Fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $100 to $500, for investment in the Fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns Fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.
    Plan participants pay an Agent's fee of $.50 per reinvestment of dividends and distributions, a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $3.00 fee for each purchase made from a voluntary cash payment.
    The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
PROXY RESULTS (UNAUDITED)
    During the fiscal year ended November 30, 1996, stockholders voted on the following proposals presented at the annual stockholders' meeting held on August 8, 1996. The description of each proposal and the number of shares voted are as follows:

                                                                       For            Against          Abstained
                                                                   ___________        _________       __________
1.To consider a proposal to convert the Fund
from a closed-end investment company
to an open-end investment company..................                  2,802,425        2,894,716          338,905
2.To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund................                  7,529,295          322,465                0
                                                                       For        Authority Withheld
                                                                  ____________    __________________
3.To elect three Class I Directors:
    Joseph S. DiMartino............................                 12,101,283         292,203
    Sander Vanocur.................................                 12,111,629         281,857
    Warren B. Rudman...............................                 12,115,948         277,538

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
200 Park Avenue
New York, NY 10166


Directors
Joseph S. DiMartino, Chairman
David W. Burke
Diane Dunst
Rosalind Gersten Jacobs
Jay I. Meltzer
Daniel Rose
Warren B. Rudman
Sander Vanocur
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Secretary
    Elizabeth Keeley
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Secretary
    Mark A. Karpe
Assistant Treasurer
    Joseph F. Tower, III
Portfolio Managers
    Kevin McClintock
    Gerald Thunelius
    Jean Charles Bertrand
    Michel-Andre Levy
    Benedict Maillant
    Thierry Mirabe
    Pierre Sequier
    Jacques Sikarov

Investment Adviser
The Dreyfus Corporation
Sub-Investment Adviser
S.A.M. Finance, S.A.
Custodian
The Bank of New York
Counsel
Stroock & Stroock & Lavan
Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
Stock Exchange Listing
NYSE Symbol: DSI
Initial SEC Effective Date
June 23, 1988

The Net Asset Value appears in the
following publications: Barron's, Closed-End Funds section under the heading "World Income Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Funds World Income Funds" every Monday;
New York Times, Business Section under the heading "Closed-End Funds World Income Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.


[Dreyfus lion "d" logo]
DREYFUS STRATEGIC GOVERNMENTS
INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND REGISTRAR
Mellon Bank, N.A..
85 Challenger Road
Ridgefield Park, NJ 07660









Printed in U.S.A.                           429AR9611
[Dreyfus logo]
Strategic
Governments
Income, Inc.
Annual Report
November 30, 1996